Supplement dated April 15, 2021
to the Prospectus and Summary Prospectus, as supplemented, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Acorn USA®	May 1, 2020
Effective April 15, 2021 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Erika K. Maschmeyer, CFA	Director of Research (U.S.), Portfolio Manager and Analyst	Co-Portfolio Manager since April 2021	2016
John L. Emerson, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since April 2021	2003
On the Effective Date, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Erika K. Maschmeyer, CFA	Director of Research (U.S.), Portfolio Manager and Analyst	Co-Portfolio Manager since April 2021	2016
John L. Emerson, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since April 2021	2003
Ms. Maschmeyer has been associated with the Investment Manager as an investment professional since 2016. Ms. Maschmeyer heads the Investment Manager's U.S. equity research efforts and has been a Vice President of the Trust since March 2020. Prior to joining the Investment Manager, Ms. Maschmeyer was a research analyst at an investment advisory firm where she was responsible for U.S. consumer discretionary/staples investments. Ms. Maschmeyer began her investment career in 2001 and earned a B.A. from Denison University and an M.B.A from the University of Chicago.
Mr. Emerson has been associated with the Investment Manager or its predecessors as an investment professional since 2003 and has been a Vice President of the Trust since March 2020. Prior to joining the Investment Manager, Mr. Emerson was an analyst at an equity research firm. Mr. Emerson began his investment career in 2002 and earned a B.S. from the University of Missouri and an M.B.A from the University of Chicago.
The rest of the section remains unchanged.
Shareholders should retain this Supplement for future reference.
SUP115_12_007_(04/21)